UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Aevi Genomic Medicine, Inc.

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AEVI GENOMIC MEDICINE, INC.

435 Devon Park Drive, Suite 715

Wayne, Pennsylvania 19087

Supplement to Proxy Statement

For the 2018 Annual Meeting of Stockholders

to be held on june 14, 2018

This supplement is dated May 15, 2018 and is first being made available to stockholders of the Company on or about May 15, 2018.

These supplemental disclosures to the definitive revised proxy statement on Schedule 14A filed by Aevi Genomic Medicine, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on May 1, 2018 (the “Proxy Statement”) are being made to revise certain information contained in the Proxy Statement regarding equity awards granted to Michael F. Cola, our Chief Executive Officer, Brian D. Piper, our Chief Financial Officer and Garry A. Neil, M.D., our Chief Scientific Officer.

It has come to our attention that certain option grants in August 2017 to Mr. Cola, Mr. Piper and Dr. Neil exceeded the applicable annual limit set forth in the Aevi Genomic Medicine, Inc. Stock Incentive Plan, as amended (the “Plan”). We and Mr. Cola, Mr. Piper and Dr. Neil have agreed to cancel portions of such awards to reduce the number of options granted to meet the Plan limitation.

Michael F. Cola

On August 11, 2017, the Compensation Committee of our Board of Directors (the “Compensation Committee”) approved the grant of an option to Mr. Cola, to acquire 500,000 shares of our common stock. Options to purchase 450,000 shares under this grant are null and void and Mr. Cola has acknowledged the reduction to the number of options shares granted to meet the plan limitation.

Brian D. Piper

On August 11, 2017, the Compensation Committee approved the grant of an option to Mr. Piper, to acquire 380,000 shares of our common stock. Options to purchase 270,000 shares under this grant are null and void and Mr. Piper has acknowledged the reduction to the number of options shares granted to meet the plan limitation.

Garry A. Neil, M.D.

On August 11, 2017, the Compensation Committee approved the grant of an option to Dr. Neil, to acquire 400,000 shares of our common stock. Options to purchase 300,000 shares under this grant are null and void and Dr. Neil has acknowledged the reduction to the number of options shares granted to meet the plan limitation.

The 1,020,000 stock options referred to above that were null and void are herein referred to as the “Voided Options.”

May 2018 Option Awards

When informed of the overage, the Compensation Committee reviewed the original size and terms of the stock option awards made to Mr. Cola, Mr. Piper and Dr. Neil on August 11, 2017 and their total compensation packages. After consideration, the Compensation Committee determined that the awards (both when viewed alone, and in the context of their respective total compensation packages) were consistent with our current compensation philosophy. Having reaffirmed that the August 11, 2017 stock option awards made to each of Mr. Cola, Mr. Piper and Dr. Neil were appropriate and reasonable, notwithstanding the Plan limitations then in effect, the Compensation Committee determined that it should issue additional option awards to Mr. Cola, Mr. Piper and Dr. Neil with respect to a number of shares equal to the number of shares covered by the Voided Options. In evaluating this additional option award, the Compensation Committee took into account the significant retention incentive represented by the option award, its alignment to the long-term interests of our stockholders and competitive market practices, the elimination of the “performance-based compensation” exception under Section 162(m) of the Internal Revenue Code pursuant to the 2017 Tax Cuts and Jobs Act, and the reasonableness of the grant size relative to our peer group companies.

Accordingly, effective May 14, 2018, the Compensation Committee issued a new stock option award to (i) Mr. Cola with respect to 450,000 shares, (ii) Mr. Piper with respect to 270,000 shares and (iii) Dr. Neil with respect to 300,000 shares (together, the “May Awards”). The May Awards have an exercise price equal to $1.51, the fair market value of our common stock on the date of grant. One third of the May Awards vest on the first anniversary of the grant date with the remaining option shares vesting in 24 equal monthly installments beginning one month following the first anniversary of the grant date, subject to the executive’s continuous service through each vesting date. By virtue of the elimination of the “performance-based compensation” exception under Section 162(m) of the Internal Revenue Code pursuant to the 2017 Tax Cuts and Jobs Act, the May Awards are not intended to qualify as “performance-based compensation” for purposes of the Plan.

To reflect the foregoing, the following compensation disclosures in the Proxy Statement are revised as follows (revised text is bold and underlined):

Compensation Discussion and Analysis

Summary Compensation Table

Each of Mr. Cola’s, Mr. Piper’s and Dr. Neil’s “Option Award” amount for 2017 and “Total” amount for 2017 of this table are restated as follows, to eliminate disclosure related to the Voided Options (there are no changes in the remainder of, or the footnotes to, this table):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Michael F. Cola	2017	450,000	283,500	711,850	34,719	1,480,069
President and Chief Executive	2016	450,000	299,250	737,500	37,446	1,524,196
Officer	2015	450,000	267,750	1,129,500	34,840	1,882,090

Brian D. Piper	2017	311,596	215,001	594,790	21,787	1,143,174
Chief Financial Officer and Corporate Secretary	2016	290,985	139,673	409,050	20,878	860,586
	2015	215,000	63,963	217,450	20,170	516,583

Garry A. Neil	2017	410,000	203,688	614,300	10,380	1,238.368
Chief Scientific Officer	2016	410,000	236,160	545,400	12,119	1,203,679
	2015	410,000	209,100	869,800	11,309	1,500,209

(1)	Amounts included in this column reflect the aggregate grant date fair value of awards granted in the specified year computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in the valuation of the awards reported in this column, please refer to Note 2(i) to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017.

(2)	Represents health care benefits.

2017 Grants of Plan-Based Awards Table

Each of Mr. Cola’s, Mr. Piper’s and Dr. Neil’s rows of this table are restated as follows, to eliminate disclosure related to the Voided Options (there are no changes in the remainder of, or the footnotes to, this table):

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options(1) (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Michael F. Cola	2/17/2017	250,000	(2)	$4.91	$674,500
Michael F. Cola	8/11/2017	50,000	(3)	1.32	37,350
Brian D. Piper	2/17/2017	190,000	(2)	4.91	512,620
Brian D. Piper	8/11/2017	110,000	(3)	1.32	82,170
Garry A. Neil	2/17/2017	200,000	(2)	4.91	539,600
Garry A. Neil	8/11/2017	100,000	(3)	1.32	74,700

(1)	All options reported in this table were granted under the Stock Incentive Plan.

(2)	These options vest in three equal annual installments beginning on the first anniversary of the grant date.

(3)	One third of these granted options vest on the first anniversary of the grant date with the remaining options vesting in 24 equal monthly installments beginning one month following the first anniversary of the grant date.

(4)	Amounts included in this column reflect the aggregate grant date fair value of awards granted in the specified year computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in the valuation of the awards reported in this column, please refer to Note 2(i) to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017.

Outstanding Equity Awards at 2017 Fiscal Year-End

Each of Mr. Cola’s, Mr. Piper’s and Dr. Neil’s rows of this table are restated as follows, to eliminate disclosure related to the Voided Options (there are no changes in the remainder of, or the footnotes to, this table):

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Michael F. Cola	8/11/2017	—	50,000	(1)	$1.32	8/11/2027
	2/17/2017	—	250,000	(2)	4.91	2/17/2027
	4/15/2016	83,333	166,667	(2)	4.83	4/15/2026
	2/18/2015	42,087	—		7.01	2/18/2025
	2/18/2015	125,000	125,000	(3)	7.01	2/18/2025
	4/16/2014	17,327	—		6.45	4/16/2024
	9/13/2013	1,500,000	—		4.22	9/13/2023
Brian D. Piper	8/11/2017	—	110,000	(4)	1.32	8/11/2027
	2/17/2017	—	190,000	(5)	4.91	2/17/2027
	4/15/2016	50,000	100,000	(5)	4.83	4/15/2026
	2/18/2015	25,000	25,000	(6)	7.01	2/18/2025
	4/16/2014	250,000	—		6.45	4/16/2024
Garry A. Neil	8/11/2017	—	100,000	(7)	1.32	8/11/2027
	2/17/2017	—	200,000	(8)	4.91	2/17/2027
	4/15/2016	66,666	133,334	(8)	4.83	4/15/2026
	2/18/2015	100,000	100,000	(9)	7.01	2/18/2025
	4/16/2014	13,532	—		6.45	4/16/2024
	9/13/2013	900,000	—		4.22	9/13/2023

(1)	One third of these granted options vest on the first anniversary of the grant date with the remaining options vesting in 24 equal monthly installments beginning one month following the first anniversary of the grant date, subject to Mr. Cola’s continuous service through each vesting date.

(2)	These options will vest in three equal annual installments beginning on the first anniversary of the grant date, subject to Mr. Cola’s continuous service through each vesting date.

(3)	These options will vest in four equal annual installments beginning on the first anniversary of the grant date, subject to Mr. Cola’s continuous service through each vesting date.

(4)	One third of these granted options vest on the first anniversary of the grant date with the remaining options vesting in 24 equal monthly installments beginning one month following the first anniversary of the grant date, subject to Mr. Piper’s continuous service through each vesting date.

(5)	These options will vest in three equal annual installments beginning on the first anniversary of the grant date, subject to Mr. Piper’s continuous service through each vesting date.

(6)	These options will vest in four equal annual installments beginning on the first anniversary of the grant date, subject to Mr. Piper’s continuous service through each vesting date.

(7)	One third of these granted options vest on the first anniversary of the grant date with the remaining options vesting in 24 equal monthly installments beginning one month following the first anniversary of the grant date, subject to Dr. Neil’s continuous service through each vesting date.

(8)	These options will vest in three equal annual installments beginning on the first anniversary of the grant date, subject to Dr. Neil’s continuous service through each vesting date.

(9)	These options will vest in four equal annual installments beginning on the first anniversary of the grant date, subject to Dr. Neil’s continuous service through each vesting date.

Equity Compensation Plan Information

The “Equity compensation plans approved by security holders” row of this table is restated as follows, to reflect that the Voided Options were not outstanding:

The following table provides information as of December 31, 2017 regarding the common stock that may be issued as stock grants or upon exercise of options, warrants and rights under all of our equity compensation plans, including individual compensation arrangements.

Plan Category	Number of Shares to Be Issued Upon Exercise of Outstanding Options and Warrants(1)		Weighted Average Exercise Price of Outstanding Options and Warrants	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	6,234,152	(2)	$4.84	1,921,270
Equity compensation plans not approved by security holders	3,875,000	(3)	$4.35	—
Total	10,109,152		$4.66	1,921,270

(1)	The number of shares is subject to adjustment in the event of stock splits and other similar events.

(2)	Consists of options awarded under the Stock Incentive Plan.

(3)	Consists of:

(i)	Inducement awards granted in September 2013 outside of the Stock Incentive Plan to Mr. Cola (1,500,000 options), Dr. Leaman (800,000 options) and Dr. Neil (900,000 options). Dr. Leaman’s options expired on February 9, 2018;

(ii)	Inducement awards of an aggregate of 275,000 options granted outside of the Stock Incentive Plan to two new employees in December 2015 having an exercise price of $7.37 per share and expiring on October 12, 2025. 125,000 of which expired as of December 31, 2017;

(iii)	An inducement award of 100,000 options granted outside of the Stock Incentive Plan to a new employee in February 2016 having an exercise price of $3.64 per share and expiring on February 16, 2026;

(iv)	An inducement award of 200,000 options granted outside of the Stock Incentive Plan to a new employee in March 2016 having an exercise price of $4.42 per share and expiring on March 7, 2026;

(v)	An inducement award of 100,000 options granted outside of the Stock Incentive Plan to a new employee in April 2016 having an exercise price of $5.07 per share and expiring on April 19, 2026;

(vi)	Warrants to purchase an aggregate of 125,000 shares of common stock issued as compensation to consultants, as further described in Note 7 to the condensed consolidated financial statements included herein.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO OUR STOCK INCENTIVE PLAN

The first paragraph in this section is revised as follows:

Our Stock Incentive Plan was initially adopted in March 2006, amended and restated as of March 5, 2012, and, with stockholder approval, subsequently amended, most recently in 2016. Following the most recent amendment, up to 9,178,571 shares of our common stock are currently authorized to be issued pursuant to options and other equity awards granted under the Stock Incentive Plan, 6,921,633 shares of which have been issued or have been allocated to be issued as of April 20, 2018 and 2,256,938 shares remain available for future issuance as of April 20, 2018. Additionally, in April 2018, the Compensation Committee of our Board, or the Committee, approved grants of stock options to our directors and members of our senior management that are conditioned on stockholder approval of the proposed amendment to the Stock Incentive Plan, as further described below.

The first two paragraphs in the section titled “New Plan Benefits” are revised as follows:

On April 17, 2018, the Committee awarded 1,510,000 options to purchase shares of our common stock at an exercise price of $1.55 per share of common stock to members of our senior management and non-employee directors. These April 2018 option awards will be forfeited if stockholders do not approve the amendment to the Stock Incentive Plan contemplated in this Proposal 2 and recipients of these stock options will not be entitled to any compensation in lieu thereof. However, the Committee may then decide in its discretion to take other actions or enter into other compensation arrangements to retain or motivate those employees. The Committee concluded that these options are appropriate and necessary to retain and motivate officers and directors. On May 14, 2018, the Compensation Committee issued options to purchase an aggregate of 1,020,000 shares of our common stock at an exercise price of $1.51 per share to Mr. Cola, Mr. Piper and Dr. Neil. These May 2018 option awards are not subject to forfeiture if stockholders do not approve the amendment to the Stock Incentive Plan contemplated in this Proposal 2. All of the foregoing option grants are subject to vesting.

The following table summarizes the April 2018 option awards approved by the Committee that are subject to forfeiture if the amendment to the Stock Incentive Plan contemplated in this Proposal 2 is not approved by stockholders:

The table immediately following the foregoing two amended paragraphs remains unchanged from the version included in the Proxy Statement.

Except for the corrections set forth above, this supplement does not change any other portions of the Proxy Statement. This supplement should be read in conjunction with the Proxy Statement.

SUPPLEMENTAL DISCLOSURES

These supplemental disclosures contain important additional information and should be read in conjunction with the Proxy Statement, which should be read in its entirety. The information provided in the Proxy Statement continues to apply, except as described in these supplemental disclosures. Please read this supplement and the Proxy Statement (including its annexes) carefully. To the extent information in these supplemental disclosures differs from, updates or conflicts with information contained in the Proxy Statement, the information in these supplemental disclosures is the more current information.

References to sections and subsections herein are references to the corresponding sections and subsections in the Proxy Statement and references to page numbers herein are references to page numbers in the Proxy Statement. Except as otherwise specifically noted in this supplement, “we,” “our,” “us” and similar words in this supplement refer to Aevi Genomic Medicine, Inc. In addition, we refer to Aevi Genomic Medicine, Inc. as the “Company.” Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read our SEC filings, including the Proxy Statement and this supplement, through the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facility at 100 F Street, NE, Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the SEC’s public reference facilities by calling the SEC at 1-800-SEC-0330.

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